                            ASSET PURCHASE AGREEMENT

     ASSET PURCHASE  AGREEMENT (the "Agreement") made as of November 22, 2004 by and among NTG, Inc., a Kansas corporation ("Buyer"), Network Technologies Group,
LLC, a Missouri limited liability company  ("Seller"),  Elecsys  Corporation,  a
Kansas corporation ("Elecsys"),  and each of the members of Seller listed on the signature page hereto (the "Members").

                              Preliminary Statement

     WHEREAS,  Seller desires to sell, assign,  transfer,  convey and deliver to
Buyer and Buyer desires to purchase  from Seller the Assets (as defined  below), subject to the terms and conditions of this Agreement; and

     WHEREAS,  Seller desires to assign,  transfer,  convey and deliver to Buyer and Buyer desires to assume all of Seller's  rights and  obligations  related to
(i) Seller's  building lease (the "Lease") for its current  facility  located at
14833 West 95th Street,  Lenexa,  Kansas (the  "Location")  and (ii) the Assumed
Liabilities  (as defined  below),  subject to the terms and  conditions  of this
Agreement.

     NOW THEREFORE, the parties,  intending to be legally bound, and in reliance upon the  representations,  warranties and other terms set forth herein,  hereby agree as follows:

     1. Assets Purchased and Sold. Subject to the terms and conditions contained in this Agreement,  Seller hereby agrees to sell, assign,  transfer,  convey and deliver  to Buyer  all of  Seller's  right,  title  and  interest  in and to the following assets (collectively, the "Assets"):

          (a)  all raw material,  work-in-progress  and finished goods inventory of the Seller existing on the Closing Date (as defined below);

          (b)  the fixed assets of the Seller listed on Schedule 1(b) hereto;

          (c)  all  patents,  patent  applications,   trade  names,  trademarks,
               service  names,  service marks,  software and other  intellectual property of the Seller listed on Schedule 1(c) hereto;

          (d)  all  customer  deposits  of the Seller  listed on  Schedule  1(d)
               hereto; and

          (e)  all cash and accounts receivable of the Seller listed on Schedule
               1(e) hereto.

Any of the assets of Seller not listed above shall be retained by Seller and are referred to herein as the excluded assets (the "Excluded Assets").

     2.  Assignment  and  Assumption  of the Lease and the Assumed  Liabilities.
Subject to the terms and conditions  contained in this Agreement,  Seller hereby assigns, transfers,  conveys and delivers to Buyer, all of Seller's right, title and  interest  in and to (i) the  Lease,  (ii) all of  Seller's  trade  accounts payable  existing on the Closing  Date;  provided  such trade  payables are also listed on Schedule 2(ii) hereto,  and (iii) all of Seller's orders and contracts with vendors, customers and distributors existing on the Closing Date; provided, however,  that such orders and  contracts  are also  listed on  Schedule  2(iii)
hereto  (the  "Assumed   Liabilities"),   and  Buyer  does  hereby  assume  sole
responsibility to perform, satisfy and discharge all duties, obligations, terms,

conditions  and  covenants  arising  after the  Closing  Date that the Seller is otherwise bound to perform,  discharge or otherwise satisfy,  to the extent such responsibilities,  duties,  obligations,  terms,  conditions and covenants arise from or are related to the Lease or the Assumed Liabilities. Except as set forth above,  Buyer shall not assume,  or in any way be liable or responsible for, any of the liabilities,  accounts payable, orders,  contracts,  agreements, or other obligations of any nature whatsoever of Seller.

     3.  Closing.  The  closing  ("Closing")  shall take place at the offices of
Elecsys Corporation in Lenexa, Kansas on November 24, 2004. This Agreement shall be  effective  as of 12:01 a.m.  local  time,  on the date of the  Closing  (the
"Closing Date").

     4. Amount and Terms of Payments.  In  consideration of Seller's sale of the
Assets  to  Buyer,  Elecsys  unconditionally  agrees to pay to Seller a total of
$375,000.00  (hereinafter  called the  "Purchase  Price").  At the  direction of
Seller,  the Purchase Price shall be paid at Closing in two payments as follows:
(a) by  delivery to the  Members,  pro-rata in  proportion  to their  percentage interests  as listed on Exhibit A hereto,  of an initial  payment of $187,500 in cash,  and (b) by  delivery to the  Members,  pro-rata  in  proportion  to their percentage  interests as listed on Exhibit A hereto,  of a second payment of (i)
cash and (ii)  restricted  shares of the Common Stock of Elecsys  (the  "Stock")
with a combined value of $187,500;  provided, however that Steven Wall and Perry
Peden shall  receive  100% of their  pro-rata  portion of the second  payment in cash.  Each Member  (other than Steven Wall and Perry Peden) shall receive their pro-rata  portion of the second  payment in that  combination  of cash and Stock selected by each Member on the signature page hereto; provided, however, that no fractional  shares of Stock  shall be issued.  The price used to  determine  the number of shares Stock to be issued to each Member,  if any, shall be $2.37 (the
30-day trailing average closing price of the Stock on November 18th, 2004).

     5. Representations and Warranties of Seller, the Members and Buyer.

     (A) In addition to any other  representations  and warranties  contained in this Agreement, Seller represents and warrants to Buyer that:

          (1)  There are no  provisions  of any existing  agreements  binding on
               Seller or affecting  the Assets that  conflict with or in any way prevent the  execution,  delivery or carrying out of the terms of this Agreement.

          (2)  Seller is the sole owner of all  Assets  and all  Assets  will be assigned,  transferred,  conveyed and delivered to Buyer free and
               clear  of  any  and  all   liens,   pledges,   claims   or  other
               encumbrances.

          (3)  Network  Technologies  Group, LLC is a limited  liability company duly organized,  validly  existing and in good standing under the laws of the  state of  Missouri.  Seller  has the full  power and authority  to execute  and  deliver  this  Agreement,  to perform
               hereunder,  and  to  consummate  the  transactions   contemplated
               hereby, without the necessity of any act, approval, or consent of
               any  other  person,  entity,  or  governmental  authority.   This
               Agreement,  when executed,  will constitute the valid and binding obligation of the Seller, enforceable against Seller according to its terms.

          (4)  Seller is not in violation of any law, rule,  regulation or court order,  local state or federal,  pertaining  to the  operation or conduct of its  business.  There are no known  judgments,  suits, actions,  investigations or

               proceedings  pending  or  threatened  in  any  court  or  by  any governmental  authority or private  arbitration  tribunal against
               Seller nor is there any basis for any of the foregoing.

          (5)  Seller has filed in true and correct form all federal,  state and local tax returns and other reports required to be filed, and has paid all taxes and assessments which have become due and payable, whether or not so shown on any such return or report.  Seller has received no notice of, nor does Seller have any knowledge of, any notice of  deficiency  or  assessment  or proposed  deficiency or assessment from any taxing governmental  authority.  There are no
               audits   pending   with  respect  to  Seller  and  there  are  no
               outstanding  agreements  or waivers by or with  respect to Seller that extend the statutory period of limitations applicable to any federal,  state,  local or foreign  tax  returns or taxes for any period.  There are no determined tax deficiencies or proposed tax assessments against Seller.

          (6)  Except  with  respect  to the trade  accounts  payable  listed on
               Schedule  2(ii),  Seller has paid all bills,  invoices  and other obligations  due to all  creditors  of Seller  as of the  Closing
               Date,  and  will  promptly  pay all  bills,  invoices  and  other obligations  to all  creditors of Seller that may arise after the
               Closing Date.

          (7)  Schedule  2(ii) sets forth a true,  correct and complete  list of all trade accounts payable as of the date of this Agreement.

          (8)  Schedule 1(e) sets forth a true, correct and complete list of all accounts  receivable  as of  the  date  of  this  Agreement.  All accounts  receivable  arose out of the sales of  inventory or the provision  of services  in the  ordinary  course of the  Seller's business and are collectable.

     (B) In addition to any other  representations  and warranties  contained in this Agreement,  each Member who elects to receive Stock represents and warrants to Buyer that:

          (1)  Such Member is acquiring the Stock for its own account and has no
               intention  of  selling  or  granting  any   participation  in  or
               otherwise  distributing the Stock in any transaction in violation of state or federal securities laws, without prejudice,  however, to such Member's right at all times to sell or otherwise  dispose of the Stock under an exemption from registration available under state and federal securities laws,  including without limitation,
               Rule 145 promulgated under the Securities Act of 1933, as amended
               (the "Act"), if available.

          (2)  Such  Member  understands  that  the  Stock is  characterized  as
               "restricted  securities"  under the Act  inasmuch  as it is being acquired  from Elecsys in a  transaction  not  involving a public offering.  Such  Member  understands  that the  Stock may only be resold without  registration  under the Act and applicable  state securities  laws in certain  limited  circumstances.  Such Member represents  that it is  knowledgeable  with  respect  to Rule 145 promulgated under the Act.

          (3)  Such Member  understands  that the  certificates  evidencing  the
               Stock  will  bear a  restrictive  legend  similar  in form to the following:  "These  securities have not been registered under the
               Securities Act of 1933, as

               amended.  They may not be sold,  offered  for  sale,  pledged  or hypothecated in the absence of a registration statement in effect with  respect to the  securities  under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 145 of such Act."

          (4)  Such Member is an  "accredited  investor" for purposes of Section
               4(2) of the  Securities  Act of 1933 (the  "Securities  Act") and
               Regulation D and Rule 30.501(a) promulgated thereunder,  and such
               Member has  knowledge  and  experience  in business and financial matters  as to be  capable  of  evaluating  the  Company  and the proposed  activities  thereof  and the  risks  and  merits of the
               Stock.

     (C) Buyer represents and warrants to Seller and the Members that:

          (1)  There are no  provisions  of any existing  agreements  binding on
               Buyer that  conflict  with or in any way prevent  the  execution, delivery or carrying out of the terms of this Agreement.

          (2)  Buyer has the full power and  authority  to execute  and  deliver this  Agreement,  to perform  hereunder,  and to  consummate  the transactions  contemplated  hereby,  without the necessity of any act,  approval,  or  consent  of any  other  person,  entity,  or governmental  authority.  This  Agreement,  when  executed,  will constitute  the  valid  and  binding  obligation  of  the  Buyer, enforceable against Buyer according to its terms.

          (3)  The Stock has been duly authorized by Elecsys and when issued and delivered to Seller against payment  therefore in accordance with the term of this Agreement,  will be validly  issued,  fully paid and  nonassessable,  and  will be free of any and all  liens  and restrictions  on transfer,  other than  restrictions  on transfer under applicable state and federal securities laws.

     6.  Conditions to Obligation to Close.  Each and every  obligation of Buyer and Seller to be  performed in  connection  with the Closing on the Closing Date shall be subject to the satisfaction of the following conditions:

          (a)  Buyer and Tom Hilleary  shall have entered into an employment and noncompetition  agreement (the  "Employment  Agreement") on terms satisfactory  to Buyer,  pursuant to which Mr.  Hilleary will (i)
               become  President  of  Buyer,  and  (ii) be  responsible  for the
               business  and  market   development  of  Buyer.   The  Employment
               Agreement  will  provide  that  Mr.  Hilleary  will be  paid,  in addition to any other compensation, $50,000 in equal amounts over the first 12 months of his employment with Buyer.  The Employment
               Agreement will also provide that Mr.  Hilleary will receive a one time bonus of $25,000 when and if the value of payments  actually received by Buyer for sales of products at standard prices by the
               Buyer to Praxair for use in the Pacific Gas & Electric monitoring program exceed $1,000,000 in the aggregate;

          (b)  Seller  shall  have  provided  Buyer with  written  confirmation, satisfactory to Buyer, of the termination of the Cross-Investment
               Agreement between Seller and Talon Interactive ("Talon");

          (c)  Seller shall have provided Buyer an executed Consent and Estoppel
               Certificate in the form attached hereto as Exhibit B;

          (d)  Seller shall have  delivered to Buyer an executed  Consent to Use of Name in the form attached hereto as Exhibit C;

          (e)  Each of Seller  and Buyer  shall have  delivered  to each other a certificate, signed by an authorized representative and providing that the  representations  and  warranties  contained in Sections
               5(A) and 5(C), hereof, as applicable, remain true; and

          (g)  Buyer and Talon shall have entered into a Sublease Agreement,  on terms satisfactory to Buyer, with regard to the Location.

     7. Post Closing Agreements and Obligations.

          (a)  Buyer  agrees  that for a period of three  years from the Closing
               Date, Buyer will pay to Seller,  for distribution to the Members, pro-rata in proportion to their percentage interests as listed on
               Exhibit A hereto, an amount equal to 5% of the net sales proceeds actually  received by Buyer in connection with sales of "ScadaNET
               Products."  "ScadaNET  Products"  means  ScadaNET   Network-based
               products,  services and  accessories in production or development by Seller as of the Closing  Date.  Such payments will be made in cash and delivered to Seller on a quarterly basis consistent with
               Buyer's fiscal year.

          (b)  Buyer  agrees that if within three years of the Closing Date (the
               "Period") Buyer sells any of the Assets and the proceeds from the sale of such  Assets  during the Period  exceeds  $500,000 in the aggregate,  Buyer will pay to  Seller,  for  distribution  to the
               Members,  pro-rata in accordance with their percentage  interests as  provided on Exhibit A hereto,  an amount  equal to 50% of the proceeds in excess of $500,000.

          (c)  Buyer  agrees to offer to key  employees  of the  Subsidiary  the opportunity to participate in the Elecsys  Corporation  Incentive
               Stock Option plan on similar terms to comparable key employees at
               Buyer's DCI subsidiary.

          (d)  Elecsys  agrees  that within  seven days of the  Closing  Date it shall submit an Additional  Listing  Application  to the American
               Stock  Exchange  with respect to the Stock issued to the Members, if any.

          (e)  Seller  agrees that within  seven days of the Closing Date Seller shall  change its name with the  Missouri  Secretary of State and the Kansas Secretary of State.

     8. Indemnification and Resolution of Disputes.

          (A)  Seller's  and  Member's  Indemnification.  Seller and each Member
               agree,  jointly  and  severally  (provided,   however,  that  the
               liability of each Member shall not exceed the aggregate amount of cash and Stock  received by such Member  pursuant to the terms of this  Agreement) to defend,  indemnify  and hold  harmless  Buyer against and in respect of any and all loss, liability and expense resulting

               from:

               (1)  The inaccuracy of any  representation  or breach of warranty or  non-fulfillment  of any  obligation  by  Seller  or such
                    Member under this Agreement;

               (2)  Any and all actions,  suits,  proceedings,  claims, demands, assessments, tax deficiencies, judgments, costs and expenses
                    (including attorneys' fees) incident to any of the foregoing provisions;

               (3)  Any  liabilities,  accounts  payable  or  other  obligations relating to the Excluded Assets; and

               (4)  Any  liabilities,  accounts  payable  or  other  obligations relating to the Assets and  arising or payable  prior to the
                    Closing Date.

          (B)  Claims  Procedure.  Promptly  after the assertion of any claim by
               Buyer with  respect to any matter  referred to in  paragraph  (A)
               above, or the receipt by Buyer of written notice of the assertion or the  commencement of any litigation with respect to any matter referred to in  paragraph  (A) above,  Buyer  shall give  written notice of such claim to Seller and  thereafter  shall keep Seller
               reasonably  informed  with  respect  to  that  claim;   provided,
               however, that failure of Buyer to give notice as provided in this section shall not relieve Seller of its obligations hereunder. If any litigation is brought against Buyer, Seller shall be entitled to participate in such  litigation,  and at the request of Buyer, shall assume the defense thereof with counsel satisfactory to the
               Buyer at the Seller's sole expense. If Seller assumes the defense of any litigation,  it shall not settle the litigation unless the settlement shall include,  as an unconditional term thereof,  the giving  by the  claimant  or  plaintiff  of a  release  of Buyer, satisfactory  to Buyer,  from all liability  with respect to such litigation.

          (C)  Buyer's  Indemnification.  Buyer agrees to defend,  indemnify and hold harmless  Seller against and in respect of any and all loss, liability  and  expense  resulting  from  the  inaccuracy  of any representation  or breach of warranty or  non-fulfillment  of any obligation by Buyer under this Agreement.

          (D)  Claims Procedure. Promptly after assertion of any claim by Seller with respect to any matter referred to in paragraph (C) above, or the receipt by Seller of written  notice of the  assertion or the commencement  of  any  litigation  with  respect  to  any  matter referred to in  paragraph  (C) above,  Seller  shall give written notice of such  claim to Buyer and  thereafter  shall  keep Buyer
               reasonably  informed  with  respect  to  that  claim;   provided,
               however,  that  failure of Seller to give  notice as  provided in
               this  section  shall  not  relieve   Buyer  of  its   obligations
               hereunder.  If any litigation is brought  against  Seller,  Buyer shall be entitled to participate in such  litigation,  and at the request of Seller,  shall assume the defense thereof with counsel satisfactory  to the Seller at the Buyer' sole expense.  If Buyer assumes  the defense of any  litigation,  it shall not settle the
               litigation   unless  the   settlement   shall   include,   as  an
               unconditional  term  thereof,  the  giving  by  the  claimant  or plaintiff of a release of Seller,  satisfactory  to Seller,  from all liability with respect to such litigation.

     9.  Further  Assurances.  At any  time,  and from  time to time  after  the
Closing,  at Buyer's  reasonable  request and sole expense for any out-of-pocket expenses  incurred by Seller,

Seller shall promptly  execute and deliver such  instruments of sale,  transfer, conveyance,  assignment and  confirmation,  and take such other action,  without warranty  or  recourse,  as Buyer may  reasonable  request  to more  effectively transfer,  convey and  assign to Buyer,  and to  confirm  Buyer's  title to, the
Assets.

     10. Entire  Agreement.  This  Agreement  constitutes  the entire  agreement between the parties  pertaining  to the subject  matter  contained  herein,  and supersedes  all prior  agreements,  representations  and  understandings  of the parties.  No  modification  shall be binding  unless  executed in writing by the parties.  No waiver of any provisions shall be deemed,  or shall  constitute,  a waiver of any other  provision  whether or not similar,  nor shall any waiver at one time  constitute a  continuing  waiver.  No waiver  shall be binding  unless executed in writing by the party making such waiver.

     11. Binding  Effect.  This  Agreement  shall be binding on and inure to the benefit of the parties  hereto,  their  shareholders,  successors  in  interest, heirs, executors and assigns.

     12.  Execution in  Counterparts;  Binding  Effect.  This  Agreement  may be
executed via facsimile and in one or more  counterparts,  each of which shall be deemed an original and all of which  together  shall be  considered  one and the same  agreement,  and  shall  become  a  binding  agreement  when  one  or  more counterparts have been signed by each party and delivered to the other party.

     13.  Governing Law. This Agreement  shall be considered in accordance  with and be governed by the laws of the State of Kansas.

     14.  Survival  of  Representations  and  Warranties.  All  representations, warranties, covenants and agreements made by each party herein shall survive the date of execution of the Agreement.

                           [Signature Page to Follow]

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the day and year first above written, intending to be legally bound.

Network Technologies Group, LLC             NTG, Inc.

By:                                         By:
   -----------------------------               ---------------------------------
Name:                                       Name:
     ---------------------------                 -------------------------------
Title:                                      Title:
      --------------------------                  ------------------------------

Elecsys Corporation

By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------

Members:

----------------------------------
Steven Wall

----------------------------------
Perry Peden

------------------------------ ------------------------ ------------------------
                                 Percentage of second     Percentage of second
     Name and Signature         payment to be received   payment to be received
                                        in cash                 in Stock
------------------------------ ------------------------ ------------------------

Tom Hilleary:                                  %                       %
             -----------------          -------                 -------

Robert Speck:                                  %                       %
             -----------------          -------                 -------

Robert Knoche:                                 %                       %
              ----------------          -------                 -------

Walter Winzen:                                 %                       %
              ----------------          -------                 -------

Leamon Wampler:                                %                       %
               ---------------          -------                 -------

Earl Walker:                                   %                       %
            ------------------          -------                 -------

George Sardou:                                 %                       %
              ----------------          -------                 -------

                                    Exhibit A

       ---------------------------------- -------------------------------
       ---------------------------------- -------------------------------
                      Name                          Percentage
                   of Member                         Interest
       ---------------------------------- -------------------------------
       ---------------------------------- -------------------------------

                  Tom Hilleary                          20%

       ---------------------------------- -------------------------------

                  Robert Speck                          10%

       ---------------------------------- -------------------------------

                  Steven Wall                           10%

       ---------------------------------- -------------------------------

                  Perry Peden                           10%

       ---------------------------------- -------------------------------

                 Robert Knoche                          10%
       ---------------------------------- -------------------------------

                 Walter Winzen                           5%
       ---------------------------------- -------------------------------

                 Leamon Wampler                          5%
       ---------------------------------- -------------------------------

                  Earl Walker                            5%
       ---------------------------------- -------------------------------

                 George Sardou                           5%
       ---------------------------------- -------------------------------

                                    Exhibit B

                                    Exhibit C

                                    Exhibit D

                                  Schedule 1(b)

                                  Schedule 1(c)

                                  Schedule 1(d)

                                  Schedule 1(e)

                                 Schedule 2(ii)

                                 Schedule 2(iii)